                                                                      EXHIBIT 21



                                   SUBSIDIARIES


                                               Name                                                   Jurisdiction
        ------------------------------------------------------------------------------------------    ------------
         1.     TRO, Inc.....................................................................................IL
         2.     Capital Retail Systems, Inc..................................................................OH
         3.     Consolidated Stores Corporation..............................................................OH
         4.     K.B. Consolidated, Inc.......................................................................OH
         5.     Mac Frugal's Bargains - Close-outs Inc.......................................................DE
         6.     PNS Stores, Inc..............................................................................CA
         7.     West Coast Liquidators, Inc..................................................................CA
         8.     CSC Distribution, Inc........................................................................AL
         9.     Consolidated Property Holdings, Inc..........................................................NV
        10.     C.S. Ross Company............................................................................OH
        11.     Industrial Products of New England, Inc......................................................ME
        12.     Midwestern Home Products, Inc................................................................DE
        13.     Midwestern Home Products Company, Ltd........................................................OH
        14.     Tool and Supply Company of New England, Inc..................................................DE
        15.     SS Investments Corporation...................................................................DE
        16.     Kay-Bee Center, Inc..........................................................................CA
        17.     Southdale Kay-Bee Toy, Inc...................................................................MN
        18.     Mall of America Kay-Bee Toy, Inc.............................................................MN
        19.     KB Holdings, Inc.............................................................................NV
        20.     Kay-Bee Toy & Hobby Shops, Inc...............................................................MA
        21.     KB Toy Distribution South, Inc...............................................................AL
        22.     K B Toy of Alaska, Inc.......................................................................AK
        23.     K B Toy of Arkansas, Inc.....................................................................AR
        24.     K B Toy of Arizona, Inc......................................................................AZ
        25.     K B Toy of California, Inc...................................................................DE
        26.     K B Toy of Colorado, Inc.....................................................................CO
        27.     K B Toy of Connecticut, Inc..................................................................CT
        28.     K B Toy of Florida, Inc......................................................................FL
        29.     K B Toy of Hawaii, Inc.......................................................................NY
        30.     Ala Moana Kay-Bee Toy, Inc...................................................................NY
        31.     K B Toy of Idaho, Inc........................................................................ID
        32.     K B Toy of Massachusetts, Inc................................................................MA
        33.     KBTOYS.COM, INC..............................................................................MA
        34.     K B Toy of Maryland, Inc.....................................................................MD
        35.     K B Toy of North Carolina, Inc...............................................................VA
        36.     K B Toy of Nebraska, Inc.....................................................................NE
        37.     Pheasant Kay-Bee Toy, Inc....................................................................NH
        38.     K B Toy of New Jersey, Inc...................................................................NJ
        39.     K B Toy of Nevada, Inc.......................................................................NV
        40.     K B Toy of Ohio, Inc.........................................................................OH
        41.     K B Toy of Pennsylvania, Inc.................................................................PA
        42.     K B Toy of South Dakota, Inc.................................................................SD
        43.     K B Toy of Tennessee, Inc....................................................................TN



FORM 10-K                                                                Page 60

                                   SUBSIDIARIES


                                               Name                                                   Jurisdiction
        ------------------------------------------------------------------------------------------    ------------
        44.     KB Toy of Texas, Inc.........................................................................TX
        45.     K B Toy of Utah, Inc.........................................................................UT
        46.     K B Toy of Virginia, Inc.....................................................................VA
        47.     K B Toy of Washington, Inc...................................................................WA
        48.     K B Toy of Wisconsin, Inc....................................................................NY
        49.     K B Toy of Wyoming, Inc......................................................................WY
        50.     Carolina Kay-Bee Toy, Inc....................................................................NY
        51.     Las Americas Kay-Bee Toy, Inc................................................................NY
        52.     Rio Hondo Kay-Bee Toy, Inc...................................................................NY
        53.     Centro Del Sur Kay-Bee Toy, Inc..............................................................NY
        54.     Calle Betances Kay-Bee Toy, Inc..............................................................NY
        55.     Bayamon Kay-Bee Toy, Inc.....................................................................NY
        56.     Cordero Ave. (Caguas) Kay-Bee Toy, Inc.......................................................NY
        57.     Atocha Street Kay-Bee Toy, Inc...............................................................NY
        58.     Fajardo State Rd. Kay-Bee Toy, Inc...........................................................NY
        59.     Main Street (Yauco) Kay-Bee Toy, Inc.........................................................NY
        60.     Mayaguez Kay-Bee Toy, Inc....................................................................NY
        61.     Aguadilla Kay-Bee Toy, Inc...................................................................NY
        62.     Plaza Del Caribe Kay-Bee Toy, Inc............................................................NY
        63.     Montehiedra Kay-Bee Toy, Inc.................................................................NY
        64.     Kay-Bee De Diego Street, Inc.................................................................OH
        65.     Kay-Bee Isabela, Inc.........................................................................OH
        66.     Kay-Bee Palma Real, Inc......................................................................OH
        67.     Kay-Bee Del Norte, Inc.......................................................................OH
        68.     Kay-Bee Guayama, Inc.........................................................................OH
        69.     Kay-Bee Carolina, Inc........................................................................OH
        70.     Kay-Bee Plaza Del Atlantico, Inc.............................................................OH
        71.     Kay-Bee Caguas Centrum, Inc..................................................................OH
        72.     Kay-Bee Playa del Sol, Inc...................................................................OH
        73.     Kay-Bee Western Plaza, Inc...................................................................OH
        74.     Kay-Bee Yabucoa, Inc.........................................................................OH
        75.     Kay-Bee Manati, Inc..........................................................................OH
        76.     Barn Acquisition Corporation.................................................................DE
        77.     Fashion Barn, Inc............................................................................NY
        78.     Fashion Barn of New Jersey, Inc..............................................................NJ
        79.     Fashion Barn of Florida, Inc.................................................................FL
        80.     Fashion Barn of Indiana, Inc.................................................................IN
        81.     Fashion Barn of Pennsylvania, Inc............................................................PA
        82.     Fashion Barn of Oklahoma, Inc................................................................OK
        83.     Fashion Barn of Texas, Inc...................................................................TX
        84.     Fashion Barn of Ohio, Inc....................................................................OH
        85.     Fashion Outlets Corp.........................................................................NY
        86.     Fashion Barn of Vermont, Inc.................................................................VT


FORM 10-K                                                                Page 61

                                   SUBSIDIARIES


                                               Name                                                   Jurisdiction
        ------------------------------------------------------------------------------------------    ------------
        87.     Fashion Barn of Virginia, Inc................................................................VA
        88.     Fashion Barn of South Carolina, Inc..........................................................SC
        89.     Fashion Barn of North Carolina, Inc..........................................................NC
        90.     Fashion Barn of West Virginia, Inc...........................................................WV
        91.     Fashion Bonanza, Inc.........................................................................NY
        92.     Rogers Fashion Industries, Inc...............................................................NY
        93.     Saddle Brook Distributors, Inc...............................................................NY
        94.     DTS, Inc.....................................................................................NY
        95.     Fashion Barn of Missouri, Inc................................................................MO
        96.     Fashion Barn, Inc............................................................................MA
        97.     Fashion Barn of Georgia, Inc.................................................................GA


FORM 10-K                                                                Page 62